Sarbanes Oxley - 906 Certification


CERTIFICATION OF SHAREHOLDER REPORT


	In connection with the Certified Shareholder Report of SM&R Investments, Inc. (the "Company") on Form N-CSR for the period ended
June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael W. McCroskey, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant
(1) The Report fully complies with the requirements of Section
(2) 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(3) The information contained in the Report fairly presents, in all
(4) material respects, the financial condition and results of
(5) operations of the Company.


Date:  August 28, 2003

	\S\ Michael W. McCroskey
	-------------------------------------
	President

	A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.





Sarbanes Oxley - 906 Certification


CERTIFICATION OF SHAREHOLDER REPORT


	In connection with the Certified Shareholder Report of SM&R Investments, Inc. (the "Company") on Form N-CSR for the period ended
June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brenda T. Koelemay, Vice President and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(6) The Report fully complies with the requirements of Section
(7) 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(8) The information contained in the Report fairly presents, in all
(9) material respects, the financial condition and results of
(10) operations of the Company.


Date:  August 28, 2003

	\S\ Brenda T. Koelemay
	-------------------------------------
	Vice President and Treasurer

	A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



Page 1 of 2